Leases	12 Months Ended
Dec. 31, 2024
Leases
Leases

Note 6 - Leases

As of December 31 ,2024, the Company has no lease contracts for motor vehicles used in its operation. Leases of motor vehicles generally have lease terms of three years and are all classified as operating leases. The contracts expired on various dates during 2024. The Company continues to use some of the vehicles after their initial lease terms without any minimum period commitment.

The above operating leases were included in “Right-of-use assets” on the Company’s Consolidated Balance Sheets as of December 31, 2023, and represented the Company’s right to use the underlying asset for the lease term. The Company’s obligations to pay lease payments were included as “Lease liability” on the Company’s Consolidated Balance Sheets as of December 31, 2023. Based on the present value of the lease payments for the remaining lease term of the Company’s existing lease agreements, the Company recognized operating right-of-use assets and operating lease liabilities of approximately US$170 thousand on January 1, 2022. The Company uses its incremental borrowing yearly rate of 5.8% based on the information available at the commencement date to determine the present value of the lease payments.

During the years ended December 31, 2024, and 2023, the Company recognized expenses of US$121 thousand and US$111 thousand from leases of motor vehicles, respectively. (including a decrease in right-of-use assets of US$84 thousand and US$71 thousand, respectively).

IR-Med, Inc.

Notes to the Consolidated Financial Statements